                                                                   EXHIBIT 10.13

                               SECOND AMENDMENT TO
                    PRICE VESTED STOCK OPTION AWARD AGREEMENT


         The Price Vested Stock Option Award Agreement dated as of November 2, 1998 and amended as of October 1, 2001 (the "Option Agreement") by and between Team, Inc., a Texas corporation (the "Company"), and Phillip J. Hawk ("Hawk") is hereby amended effective July 11, 2002 as follows:

         WHEREAS, the Executive Committee of the Company's Board of Directors ("Board") adopted a resolution on July 11, 2002 to the effect that all stock options that are outstanding under the Option Agreement as of May 31, 2008 will become fully vested on May 31, 2008; and,

         WHEREAS, the Board by resolution adopted during a special meeting held on July 12, 2002, ratified, approved and affirmed the action of the Executive Committee described in the preceding recital; and,

         WHEREAS, the Company and Hawk wish to memorialize the aforesaid action by executing this Second Amendment to the Option Agreement;

         NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and Hawk hereby agree as follows:

         1. All stock options outstanding under the Option Agreement as of May 31, 2008 that have not then vested shall become fully vested on May 31, 2008.

         2. Except as specifically provided by this Second Amendment, the Option Agreement is unchanged and its provisions are hereby reaffirmed.

         IN WITNESS WHEREOF, the Company and Hawk have executed this Second Amendment on this the 23rd day of August 2002 to be effective as of July 11, 2002.

                                        TEAM, INC.


                                        By:      /s/ JACK M. JOHNSON, JR.
                                                 -------------------------------
                                        Name:    Jack M. Johnson, Jr.
                                        Title:   Director and Chairman of the
                                                 Compensation Committee

                                        OPTION HOLDER:


                                                 /s/ PHILIP J. HAWK
                                                 -------------------------------
                                                 Philip J. Hawk